Equity	12 Months Ended
Mar. 31, 2026
Equity [Abstract]
Equity

19.	Equity

Ordinary Shares

On May 10, 2024, 480,000 ordinary shares of par value $0.0002 per share were issued as stock compensation to Bin Fu, CEO, for 240,000 ordinary shares and to Dawei Chen, CFO, for 240,000 ordinary shares. The shares were issued as equity-classified awards in accordance with ASC 718. The Company then increased ordinary shares at amount of $96 accordingly.

On October 1, 2024 (the grant date), the Company granted an aggregate of 270,000 ordinary shares under its equity incentive plan to three individual senior managements and director, with each recipient allocated 90,000 ordinary shares: Bill Fu Bin, Chief Executive Officer; Dawei Chen, Chief Financial Officer; and Peng Wang, Board Director. These ordinary shares were issued without registration with the SEC at the grant date and were initially subject to restrictions on transfer. Upon vesting, the shares were registered with the SEC, the applicable restrictions were lifted, and the shares were delivered to each grantee on October 21, 2025. The share awards were subject to a one-year continuous service vesting condition and were accounted for as equity-classified share-based compensation in accordance with ASC 718. All three grantees satisfied the vesting requirements, and the corresponding shares were fully delivered to each grantee on October 21, 2025. Accordingly, the Company’s ordinary shares increased by $54 with the par value of $0.0002 for each share issued as equity incentive.

Preference shares

Pursuant to the Amended and Restated Memorandum and Articles of Association approved by shareholder resolution dated October 10, 2025 and filed with the Cayman Islands Registrar of Companies on October 15, 2025, we have 5,000,000 authorized preference shares with a par value of $0.0002 per share, designated into two separate series: Series A and Series B.

Series A Preference Shares: 1,000,000 shares authorized, par value of $0.0002 per share, fully issued and outstanding to Mr. Bin Fu on July 2, 2025, which were issued at no consideration and hence measured under ASC 718 - Share-based Compensation. Each Series A Preference Share entitles the holder to 50 votes.

Series B Preference Shares: 4,000,000 shares authorized, par value of $0.0002 per share, approved by the shareholder resolution dated October 10, 2025. The Company entered into a Securities Purchase Agreement with Mr. Xuejun Ji on March 25, 2026 for the issuance of all Series B Preference Shares. Tranche issuance and registration of Series B Preference Shares commenced in June 2026, and no Series B Preference Shares were issued and outstanding as at March 31, 2026. Each Series B Preference Share entitles the holder to 200 votes.

Warrants

In July 2020, we issued non-redeemable warrants to purchase an aggregate of 150,000 ordinary shares to underwriters in our initial public offering and certain of its affiliates. Such warrants are exercisable by the warrant holders, from December 27, 2020 to 5:00 p.m., Eastern time, June 30, 2025, to purchase, in whole or in part, up to 150,000 shares of our ordinary shares at a price of $6.00 per share and have cashless exercise options, subject to standard anti-dilution adjustments for share sub-divisions and similar transactions. The warrants expired unexercised on June 30, 2025, and no warrants were ever exercised as of March 31, 2026.

SKILLFUL CRAFTSMAN EDUCATION TECHNOLOGY LIMITED.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS